UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 23, 2024

Avangrid, Inc.

(Exact name of registrant as specified in its charter)

New York	001-37660	14-1798693
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

180 Marsh Hill Road Orange, Connecticut	06477
(Address of principal executive offices)	(Zip Code)

(207) 629-1190

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AGR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On December 23, 2024 (the “Closing Date”), Avangrid, Inc., a New York corporation (“Avangrid” or the “Company”), completed the previously announced transactions contemplated by the Agreement and Plan of Merger, dated as of May 17, 2024 (the “Merger Agreement”), by and among Iberdrola, S.A., a corporation organized under the laws of Spain (“Parent”), Arizona Merger Sub, Inc., a New York corporation and wholly-owned subsidiary of Parent (“Merger Sub”), and Avangrid. Pursuant to the terms and conditions set forth in the Merger Agreement, Merger Sub merged with and into Avangrid (the “Merger”), with Avangrid surviving the Merger as the surviving corporation (the “Surviving Corporation”) and as a wholly-owned subsidiary of Parent.

The description of the Merger Agreement and the transactions contemplated by the Merger Agreement, including the Merger, in this Current Report on Form 8-K (“Current Report”) does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Merger Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on May 17, 2024, and is incorporated herein by reference.

Item 1.02.	Termination of a Material Definitive Agreement.

The information provided in the Introductory Note of this Current Report (“Introductory Note”) is incorporated herein by reference into this Item 1.02.

Immediately prior to the closing of the Merger, the Company terminated the Amended and Restated Avangrid, Inc. Omnibus Incentive Plan.

At the closing of the Merger, the Company and Parent terminated the Shareholder Agreement, dated as of December 16, 2015, by and between the Company and Parent. The Company did not incur any early termination penalties in connection with the termination of the Shareholder Agreement.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information provided in the Introductory Note and in Items 3.03, 5.02 and 5.03 of this Current Report is incorporated herein by reference into this Item 2.01.

On December 23, 2024, pursuant to the terms and conditions set forth in the Merger Agreement, Merger Sub merged with and into the Company, with the Company surviving the Merger as a wholly-owned subsidiary of Parent. Also pursuant to the terms and conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.01 per share, of Avangrid (the “Common Stock”) issued and outstanding immediately prior to the Effective Time (other than shares of Common Stock owned by Parent, Merger Sub or any other direct or indirect wholly-owned subsidiary of Parent and shares of Common Stock owned by Avangrid or any direct or indirect wholly-owned subsidiary of Avangrid, and in each case not held on behalf of third parties) was automatically cancelled and ceased to exist and was converted into the right to receive $35.75 per share of Common Stock in cash (the “Per Share Merger Consideration”), without interest.

Pursuant to the terms and conditions set forth in the Merger Agreement, immediately prior to the Effective Time, each phantom share unit and performance share unit granted under the Company’s equity compensation plans was cancelled in exchange for a comparable cash-settled award. Such cash-settled awards are subject to the same time and, as applicable, performance-based vesting schedule, payment timing and terms regarding treatment upon termination of employment, as applied to the original awards. With respect to performance share unit awards for which the applicable performance period had not ended prior to the Effective Time, certain performance metrics were adjusted to reflect the occurrence of the Merger.

Pursuant to the terms and conditions set forth in the Merger Agreement, record holders of shares of Common Stock as of December 2, 2024 will receive a pro-rata portion of the previously announced quarterly dividend based on the number of days elapsed from the beginning of the fourth quarter through the Closing Date in an amount of $0.40 per share of Common Stock. The dividend will be paid on January 2, 2025.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information provided in the Introductory Note and in Item 2.01 of this Current Report is incorporated by reference into this Item 3.01.

On December 23, 2024, following the closing of the Merger, the Company notified the New York Stock Exchange (the “NYSE”) that the Merger had been completed, and requested that the NYSE suspend trading of the Common Stock on the NYSE and withdraw the Common Stock from listing on the NYSE prior to the opening of trading on the Closing Date. The Company also requested that the NYSE file with the SEC a notification of removal from listing and registration on Form 25 to effect the delisting of all shares of Common Stock from the NYSE and the deregistration of such Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result, the Common Stock will no longer be listed on the NYSE.

In addition, the Company intends to file a certification on Form 15 with the SEC requesting the termination of registration of the shares of Common Stock under Section 12(g) of the Exchange Act and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act with respect to the shares of Common Stock.

Item 3.03.	Material Modification to Rights of Security Holders.

The information provided in the Introductory Note and in Items 2.01, 3.01 and 5.03 of this Current Report is incorporated by reference into this Item 3.03.

As a result of the Merger, each share of Common Stock that was issued and outstanding immediately prior to the Effective Time (except as described in Item 2.01 of this Current Report) was converted, at the Effective Time, into the right to receive the Per Share Merger Consideration. Accordingly, at the Effective Time, the holders of such shares of Common Stock ceased to have any rights as shareholders of the Company, other than the right to receive the Per Share Merger Consideration.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information provided in the Introductory Note and in Item 2.01 of this Current Report is incorporated by reference into this Item 5.02.

Directors

In connection with the Merger, at the Effective Time, each of the following then-existing members of the board of directors of the Company, Ignacio S. Galán, John Baldacci, Daniel Alcain Lopéz, María Fátima Báñez García, Agustín Delgado Martín, Robert Duffy, Teresa Herbert, Patricia Jacobs, John Lahey, Santiago Martínez Garrido, José Sáinz Armada, Alan Solomont, and Camille Joseph Varlack ceased serving in such capacity. These departures were in connection with the Merger and not due to any disagreement with the Company on any matter. In accordance with the Merger Agreement, at the Effective Time, David José Mesonero Molina, Gonzalo Cerón Hernández, and África Benito de Valle Villalba were appointed as directors of the Company and will hold office until their respective successors are duly elected and qualified, or their earlier resignation or removal.

Officers

In accordance with the terms and conditions of the Merger Agreement, immediately following the Effective Time, the officers of the Company immediately prior to the Effective Time remained as officers of the Company.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information provided in the Introductory Note and in Item 2.01 of this Current Report is incorporated by reference into this Item 5.03.

Pursuant to the Merger Agreement, at the Effective Time, the Certificate of Incorporation of the Company, as in effect immediately prior to the Effective Time became the Certificate of Incorporation of the Surviving Corporation. Immediately following the Effective Time, the Certificate of Incorporation of the Surviving Corporation was amended and restated to be in the form of the certificate of incorporation attached as Exhibit 3.1 to this Current Report, which is hereby incorporated by reference (the “Certificate of Incorporation”). In addition, at the Effective Time, the Amended and Restated By-Laws of the Company, as in effect immediately prior to the Effective Time, were amended and restated in their entirety to be in the form of the bylaws attached as Exhibit 3.2 to this Current Report, which is hereby incorporated by reference (the “Bylaws”). The foregoing descriptions of the Certificate of Incorporation and Bylaws do not purport to be complete and are qualified in their entirety by reference to the full text of each of the Certificate of Incorporation and Bylaws, which are filed as Exhibits 3.1 and 3.2 to this Current Report, respectively, and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of May 17, 2024, by and among Avangrid, Inc., Iberdrola S.A. and Arizona Merger Sub, Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on May 17, 2024).*

3.1	Amended and Restated Certificate of Incorporation of Avangrid, Inc.

3.2	Amended and Restated Bylaws of Avangrid, Inc.

104	Cover page Interactive Data File

*

Pursuant to Item 601(a)(5) of Regulation S-K, certain schedules and similar attachments have been omitted. The registrant hereby agrees to furnish supplementally a copy of any omitted schedule or similar attachment to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVANGRID, INC.

By:	/s/ Justin Lagasse
Name:	Justin Lagasse
Title:	Senior Vice President – Chief Financial Officer and Controller

Dated: December 23, 2024

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